                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 10, 2002


                                 ANTIGENICS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                               000-29089                             06-1562417
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                          630 FIFTH STREET, SUITE 2100
                            NEW YORK, NEW YORK 10111
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (212) 332-4774
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS.

     Samuel D. Waksal, Ph.D. resigned from the Board of Directors of the Registrant effective June 10, 2002.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANTIGENICS INC.

Date:  June 10, 2002

                                    By: /s/ Garo H. Armen, Ph.D.
                                       -----------------------------------------
                                       Garo H. Armen, Ph.D.
                                       Chairman and Chief Executive Officer






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